UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2018

Date of Report (Date of earliest event reported)

US FOODS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9399 W. Higgins Road, Suite 500

Rosemont, IL 60018

(Address of principal executive offices)

(847) 720-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 4, 2018, at the annual meeting (“Annual Meeting”) of the stockholders of US Foods Holding Corp. (the “Company”), the Company’s stockholders approved an amendment to the US Foods Holding Corp. Amended and Restated Employee Stock Purchase Plan (the “ESPP”), which had been previously approved by the Board of Directors of the Company, subject to stockholder approval.  As further amended, the number of shares of the Company’s common stock available for issuance under the ESPP has been increased from 1,250,000 to 4,750,000 shares.

A copy of the ESPP, as so amended, is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 4, 2018, the Company held its Annual Meeting.  The matters submitted to the Company’s stockholders at the Annual Meeting and the voting results are as follows:

Proposal 1: Election of Directors

Stockholders elected all Class II director nominees to hold office for terms expiring at the Company’s 2021 annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
John A. Lederer	165,313,043	2,699,940	11,868	10,898,970
Carl Andrew Pforzheimer	122,199,635	45,809,945	15,271	10,898,970

Proposal 2: Advisory Vote on Executive Compensation

Stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement.

For	Against	Abstain	Broker Non-Votes
165,038,348	2,924,063	62,440	10,898,970

Proposal 3: Approval of an Amendment to the Employee Stock Purchase Plan

Stockholders approved an amendment to the US Foods Holding Corp. Amended and Restated Employee Stock Purchase Plan to increase the number of shares available for issuance.

For	Against	Abstain	Broker Non-Votes
167,624,168	386,545	14,138	10,898,970

Proposal 4: Adoption of Restated Certificate of Incorporation

Stockholders adopted the further amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to eliminate supermajority voting and the references to the Company’s former private equity sponsors.

For	Against	Abstain	Broker Non-Votes
167,986,993	19,744	18,114	10,898,970

Proposal 5: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2018 fiscal year.

For	Against	Abstain	Broker Non-Votes
177,382,604	1,189,220	351,997	0

Item 9.01.Financial Statements and Exhibits

Exhibit Number	Description

3.1	Restated Certificate of Incorporation of US Foods Holding Corp., effective May 4, 2018.

10.1

US Foods Holding Corp. Amended and Restated Employee Stock Purchase Plan (incorporated by reference to Appendix B of the Definitive Proxy Statement on Schedule 14A filed with the SEC on March 16, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: May 7, 2018	US Foods Holding Corp.

	By:	/s/ Kristin M. Coleman
Kristin M. Coleman Executive Vice President, General Counsel and Chief Compliance Officer